Income taxes (Tables)	12 Months Ended
Dec. 31, 2021
Income taxes
Summary of income taxes expense

	2021	2020
	$	$

Loss before income taxes	30,594	21,577

Recovery based on combined federal and provincial statutory rate of 25.48% (2020 - 26.1%)	(7,795)	(5,632)
Permanent differences	1,608	(638)
Change in deferred tax assets not recognized	6,287	6,331
Effect of tax rates in foreign jurisdictions	5	(16)
Net income tax expense	105	45